UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 8, 2014

Joe’s Jeans Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

2340 S. Eastern Avenue, Commerce, California	90040
(Address of Principal Executive Offices)	(Zip Code)

(323) 837-3700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07                                  Submission of Matters to a Vote of Security Holders

Results of Annual Meeting of Stockholders

On March 14, 2014, Joe’s Jeans Inc. (“we,” “our,” “us,” or the “Company”) filed a Definitive Proxy Statement on Schedule 14A with the Securities and Exchange Commission (“SEC”) relating to an annual meeting of our stockholders to be held on May 8, 2014.

The Board of Directors fixed the close of business on March 14, 2014 as the record date for identifying those stockholders entitled to notice of, and to vote, at the annual meeting.  On March 17, 2014, the notice of annual meeting, proxy statement and proxy cards were first mailed to stockholders along with the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2013 and its Current Report on Form 8-K filed on October 4, 2013 and Amendment No. 1 to our Current Report on Form 8-K/A filed on December 6, 2013.  On April 10, 2014, the Company filed Definitive Additional Materials on Schedule 14A with the SEC withdrawing Proposal 4 from the agenda for the annual meeting.  On April 11, 2014, the definitive additional materials were first mailed to stockholders.  On May 8, 2014, the Company conducted its annual meeting of stockholders and Proposals 1, 3, 5 and 6 were approved, Proposal 2 was not approved and Proposal 4 was not voted upon since it was removed from the agenda for the annual meeting.

On May 8, 2014, 48,428,906 shares were represented in person or by proxy at the meeting, which reflected approximately 70% of total shares outstanding.  The vote totals on the proposals were as follows:

	For	Withheld	Broker Non-Votes
1. Election of eight directors:
Samuel J. Furrow	17,403,488	4,415,149	26,610,269

Marc B. Crossman	17,776,557	4,042,080	26,610,269

Joanne Calabrese	18,141,524	3,677,113	26,610,269

Joe Dahan	18,657,541	3,161,096	26,610,269

Kelly Hoffman	18,591,683	3,226,954	26,610,269

Peter Kim	18,384,401	3,434,236	26,610,269

Suhail R. Rizvi	19,286,270	2,532,367	26,610,269

Kent Savage	17,806,036	4,012,601	26,610,269

	For	Against	Abstain	Broker Non-Votes

2. Approval of an amendment to our Seventh Amended and Restated Certificate of Incorporation to increase the amount of authorized shares of our common stock from 100 million to 120 million in order to permit the issuance of the common stock upon conversion of the Buyer Notes issued in connection with our acquisition of Hudson.	19,028,496	2,674,239	115,902	26,610,269

	For	Against	Abstain	Broker Non-Votes

3. Approval, under applicable NASDAQ Listing Rules, of the issuance of common stock upon conversion of the Buyer Notes issued in connection with our acquisition of Hudson in excess of 19.99% of the common stock outstanding prior to such issuance.	19,167,041	2,508,298	143,298	26,610,269

	For	Against	Abstain	Broker Non-Votes

5. Approval of compensation to named executive officers.	16,647,541	3,658,554	1,512,542	26,610,269

	For	Against	Abstain

6. Appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending November 30, 2014.	42,457,154	5,099,333	872,419

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOE’S JEANS INC.
(Registrant)

Date: May 13, 2014	By:	/s/ Marc Crossman
Marc Crossman
President, Chief Executive Officer, and Director
(Principal Executive Officer)